Exhibit 10.10

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207
AAL-LA-2100530
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Dallas, Texas 75261-9616
Subject:    [****] 787-9 [****] Aircraft

This agreement (Agreement) is between American Airlines, Inc. (Customer) and The Boeing Company (Boeing).
WHEREAS, Boeing and Customer are parties to Purchase Agreement No. 3219 (Purchase Agreement), pursuant to which Customer has committed to purchase from Boeing and Boeing has agreed to build, sell and deliver to Customer, among other things, twenty-five (25) undelivered 2018 787-9 [****] aircraft [****] of the Purchase Agreement (Undelivered 2018 787-9 [****] Aircraft). Capitalized terms used in this Agreement without definitions have the meanings specified to them in the Purchase Agreement.
NOW, THEREFORE, Boeing and Customer agree as follows:
1.[****] Undelivered 2018 787-9 [****] Aircraft.
Boeing and Customer agree to [****] (as defined in Section 2.1.2 of Supplemental Agreement No. 11 dated April 6, 2018 (SA-11)) of the following Undelivered 2018 787-9 [****] Aircraft ([****] Undelivered 2018 787-9 [****] Aircraft) [****] each as set forth in the table below:

Aircraft Model	[****]	[****]
787-9	[****]	[****]
2.    Administrative Supplemental Agreement.
Boeing and Customer will sign a mutually agreeable supplemental agreement to the Purchase Agreement within [****] calendar days after Boeing has provided Customer a draft of the Supplemental Agreement that administratively incorporates the relevant terms of this Agreement into the Purchase Agreement (including, but not limited to, [****] Undelivered 2018 787-9 [****] Aircraft).  Failure to execute a supplemental agreement does not nullify any agreements set forth in this Agreement.
AAL-LA-2100530
[****] for 787-9 [****] Aircraft    Page 1
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.Governing Law.
This Agreement will be interpreted under and governed by the laws of the state of Washington, U.S.A., except that the conflict of laws provisions under Washington law will not be applied for the purpose of making other law applicable.
4.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Agreement will be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 to the Purchase Agreement entitled Confidentiality.
5.Effect on Purchase Agreement.
Except as expressly set forth in this Agreement, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. [****] and may be changed only in writing signed by authorized representatives of the parties.

ACCEPTED AND AGREED TO this

Date:	March 9, 2021

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	/s/ The Boeing Company

Title:	VP, Treasurer	Title:	Attorney-In-Fact

AAL-LA-2100530
[****] for 787-9 [****] Aircraft    Page 2
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]